Future Minimum Payments Under Non-cancelable Leases with Initial Terms of One-Year or More (Detail) - Dec. 31, 2021 ¥ in Millions, $ in Millions	CNY (¥)	USD ($)
Future Minimum Payments Under Noncancelable Agreements For Bandwidth And Property Management Fees [Abstract]
2022	¥ 326	$ 51
2023	146	23
2024	63	10
2025	21	3
2026	4	1
Thereafter	26	4
Total Future minimum payments under non-cancelable agreements for bandwidth and property management fees	¥ 586	$ 92